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                                                                   EXHIBIT T3F-1

                             CROSS REFERENCE TABLE*


TIA Section ..........................................................................   Indenture Section
310(a)(1).............................................................................           7.09
(a)(2)................................................................................           7.09
(a)(3)................................................................................           N.A.
(a)(4)................................................................................           N.A.
(b)...................................................................................        7.08; 7.10
(c)...................................................................................           N.A.
311(a)................................................................................           7.13
(b)...................................................................................           7.13
(c)...................................................................................           N.A.
312(a)................................................................................           2.05
(b)...................................................................................           10.03
(c)...................................................................................           10.03
313(a)................................................................................           7.14
(b)(1)................................................................................           N.A.
(b)(2)................................................................................           7.14
(c)...................................................................................           10.02
(d)...................................................................................           7.14
314(a)................................................................................     4.02; 4.03; 10.02
(b)...................................................................................           N.A.
(c)(1)................................................................................           10.04
(c)(2)................................................................................           10.04
(c)(3)................................................................................           N.A.
(d)...................................................................................           N.A.
(e)...................................................................................           10.05
(f)...................................................................................           N.A.
315(a)................................................................................           7.01
(b)...................................................................................        7.15; 10.02
(c)...................................................................................           7.01
(d)...................................................................................           7.01
(e)...................................................................................           6.12
316(a) (last sentence)................................................................           2.08
(a)(1)(A).............................................................................           6.05
(a)(1)(B).............................................................................           6.04
(a)(2)................................................................................           N.A.
(b)...................................................................................           6.07
317(a)(1).............................................................................           6.08
(a)(2)................................................................................           6.09
(b)...................................................................................           2.04
318(a)................................................................................           10.01
                                           N.A. means Not Applicable

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* Note: This Cross Reference Table shall not, for any purpose be deemed to be part of the Indenture.